UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                                OCTOBER 30, 2003
                                ----------------
                      (Date of the earliest event reported)



                                PHOTOMEDEX, INC.
                                ----------------
             (Exact name of Registrant as specified in its charter)


          DELAWARE                  0-11365                    59-2058100
          --------                  -------                    ----------
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
        of incorporation)                                  Identification No.)

             147 KEYSTONE DRIVE, MONTGOMERYVILLE, PENNSYLVANIA 18936
             -------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (215) 619-3600
                                 --------------
               Registrant's telephone number, including area code


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS.

         99.1     Press Release, dated October 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 30, 2003, PhotoMedex, Inc., a Delaware corporation ("we," "us" or "our"), reported our results of operations for the third quarter ended September 30, 2003. A copy of the press release issued by us concerning the foregoing results is furnished herewith as Exhibit 99.1. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

         We included in our press release certain historical non-GAAP financial measures with respect to the three and nine month periods ended September 30, 2003 and September 30, 2002, as defined in Regulation G promulgated by the Securities and Exchange Commission. We believe that the presentation of historical non-GAAP financial measures provides useful supplementary information to investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   PHOTOMEDEX, INC.



Dated: October 31, 2003                            By: /S/JEFFREY F. O'DONNELL
                                                      --------------------------
                                                      Jeffrey F. O'Donnell
                                                      Chief Executive Officer



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                                  EXHIBIT INDEX
                                  -------------


           EXHIBIT NUMBER                               DESCRIPTION
           --------------                               -----------

                99.1                 Press release, dated October 30, 2003.




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